SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 22, 1998



                                 WORLDTEX, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



       1-11438                                             56-1789271
(Commission File Number)                       (IRS Employer Identification No.)



212 - 12th Avenue, N.E., Hickory, North Carolina             28601
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (828) 328-5381

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------  -----------------------------------------------

          On October 22, 1998, Worldtex, Inc. (the "Company") dismissed KPMG Peat Marwick LLP ("KPMG") as its independent accountants. KPMG's report on the financial statements for each of the years ended December 31, 1997 and December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods preceding such dismissal, there were no disagreements with KPMG on any matter of accounting principle or practices, financial statement disclosure, or auditing scope and procedure. The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether KPMG agrees with the above statements in this paragraph. A copy of KPMG's letter to the SEC will be filed with the SEC promptly upon receipt from KPMG.

          On October 22, 1998, the Company engaged Deloitte & Touche LLP as its independent accountants to audit the Company's financial statements for the year ended December 31, 1998.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORLDTEX, INC.



Date:  October 29, 1998                   By    /S/ BARRY D. SETZER
                                             ---------------------------
                                                Barry D. Setzer
                                                President and
                                                Chief Executive Officer